                               AMENDMENT NO. 1 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is
made as of the 1st day of August, 2001, by each of the above named corporations
(the "Issuers"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

         WHEREAS, the Issuers are parties to a certain Amended and Restated
Multiple Class Plan dated as of as of the 20th day of November, 2000, to be effective May 1, 2001 (the "Plan"); and

         WHEREAS, American Century Investment Trust has added three new funds
(the "New Funds"); and

         WHEREAS, several funds have changed their names; and

         WHEREAS, the parties desire to amend the Plan to adopt the Plan on behalf of the New Funds and to reflect the new fund names.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. American Century Investment Trust hereby adopts the Plan on behalf of the New Funds, in accordance with Rule 18f-3 under the 1940 Act and on the terms and conditions contained in the Plan.

         2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

         3. After the date hereof, all references to the Plan shall be deemed to mean the Amended and Restated Multiple Class Plan, as amended by Amendment No.
1.

         4. In the event of a conflict between the terms of this Amendment No.1 and the Plan, it is the intention of the parties that the terms of this
Amendment No. 1 shall control and the Plan shall be interpreted on that basis.
To the extent the provisions of the Plan have not been amended by this Amendment
No. 1, the parties hereby confirm and ratify the Plan.

         5. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

                                        AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                            MUNICIPAL FUNDS
                                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                        AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                        AMERICAN CENTURY INVESTMENT TRUST
                                        AMERICAN CENTURY MUNICIPAL TRUST
                                        AMERICAN CENTURY TARGET MATURITIES TRUST
                                        AMERICAN CENTURY QUANTITATIVE
                                            EQUITY FUNDS

                                        BY:  ___________________________________
                                            Charles A. Etherington
                                            Vice President of each of the Issuers

                                                    SCHEDULE A

                                Companies and Funds Covered by this Multiclass Plan
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
                                                               Investor       Institutional       Advisor             C
                    Fixed Income Funds                           Class            Class            Class            Class
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>       California High-Yield Municipal                          Yes              No                No              Yes
>>       California Insured Tax-Free                              Yes              No                No              Yes
>>       California Intermediate-Term Tax-Free                    Yes              No                No              Yes
>>       California Long-Term Tax-Free                            Yes              No                No              Yes
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Ginnie Mae Fund (formerly GNMA Fund)                     Yes              No               Yes              Yes
>>       Tresury Fund (formerly Intermediate-Term Treasury        Yes              No               Yes              No
              Fund)
>>       Long-Term Treasury Fund                                  Yes              No               Yes              No
>>       Short-Term Government Fund                               Yes              No               Yes              No
>>       Short-Term Treasury Fund                                 Yes              No               Yes              No
>>       Inflation Adjusted Treasury Fund                         Yes              No               Yes              No
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                                  Yes              No               Yes              No
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                                  Yes              No               Yes              Yes
>>       Diversifed Bond Fund                                     Yes              Yes              Yes              No
>>       Premium Money Market Fund                                Yes              No                No              No
>>       High-Yield Fund                                          Yes              No               Yes              Yes
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
>>       AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Municipal Bond Fund (formerly Arizona            Yes              No                No              Yes
            Intermediate-Term Municipal Fund)
>>       Florida Municipal Bond Fund (formerly Florida            Yes              No                No              Yes
            Intermediate-Term Municipal Fund)
>>       High-Yield Municipal Fund                                Yes              No                No              Yes
>>       Tax-Free Bond Fund (formerly Intermediate-Term           Yes              No                No              Yes
            Tax-Free)
------------------------------------------------------------ -------------- ------------------ --------------- ----------------

------------------------------------------------------------ -------------- ------------------ --------------- ----------------
                                                               Investor       Institutional       Advisor             C
                       Equity Funds                              Class            Class            Class            Class
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                         Yes              No               Yes              No
>>       Target 2010 Fund                                         Yes              No               Yes              No
>>       Target 2015 Fund                                         Yes              No               Yes              No
>>       Target 2020 Fund                                         Yes              No               Yes              No
>>       Target 2025 Fund                                         Yes              No               Yes              No
>>       Target 2030 Fund                                         Yes              No               Yes              Yes
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                       Yes              Yes              Yes              Yes
>>       Income & Growth Fund                                     Yes              Yes              Yes              Yes
>>       Global Gold Fund                                         Yes              No               Yes              No
>>       Global Natural Resources Fund                            Yes              No               Yes              No
>>       Small Cap Quantitative Fund                              Yes              Yes              Yes              No
>>       Utilities Fund                                           Yes              No               Yes              No
------------------------------------------------------------ -------------- ------------------ --------------- ----------------

By:      ______________________________
Name:    Charles A. Etherington
Title:   Vice President
Date:    August 1, 2001